Income tax	6 Months Ended
Jun. 30, 2023
Notes and other explanatory information [abstract]
Disclosure of income tax [text block]
7.	Income tax

The Group’s effective tax rate for the six months ended 30 June 2023 and 30 June 2022 was 36.47% and 8.47%, respectively, resulting in a tax benefit in both periods. The effective tax rate for both periods is influenced by losses and non-deductible interest incurred in Luxembourg for which no deferred tax asset is recognized and IFRS fair value adjustments which are not tax effected. The tax benefit booked for the current period is driven by operational losses in Iceland and the favorable foreign currency impact arising from the strengthening of the Icelandic krona against the US dollar which increased the US dollar value of tax loss carry-forward.